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                                                                    EXHIBIT 32.2

                   CERTIFICATION OF PERIODIC FINANCIAL REPORTS

I, Richard A. Navarre, Executive Vice President and Chief Financial Officer of Peabody Energy Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(3) the Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Peabody Energy Corporation.

Dated:  May 9, 2006

                                               /s/ Richard A. Navarre
                                              ----------------------------------
                                              Richard A. Navarre
                                              Executive Vice President
                                              and Chief Financial Officer